CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2

                          $1,093,590,000 (APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials


Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  JULY 10, 2002


                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2


                          $1,093,590,000 (APPROXIMATE)
                               SUBJECT TO REVISION


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    EXPECTED
                                      RATINGS          WAL        BOND                                              MATURITY
CLASS         AMOUNT ($)           (MOODY'S/S&P)     (YRS)[1]     TYPE                       COUPON                 TO CALL[1]
--------------------------------------------------------------------------------------------------------------------------------
IA-1        105,500,000               Aaa/AAA          0.95        SEQ                       Fixed[2]                  3/04
IA-2         33,500,000               Aaa/AAA          2.00        SEQ                       Fixed[2]                 10/04
IA-3         65,500,000               Aaa/AAA          3.00        SEQ                       Fixed[2]                  6/06
IA-4         50,000,000               Aaa/AAA          5.00        SEQ                       Fixed[2]                 12/08
IA-5         48,600,000               Aaa/AAA          8.86        SEQ                       Fixed[2,3]                1/12
IA-6         33,600,000               Aaa/AAA          6.70        NAS                       Fixed[2]                 12/11
IM-1         10,920,000                Aa2/AA          6.37        MEZ                       Fixed[2]                  1/12
IM-2          9,100,000                 A2/A           6.35        MEZ                       Fixed[2]                  1/12
IB            4,550,000               Baa2/BBB         5.62        SUB                       Fixed[2]                  3/11

IIA-1       644,000,000               Aaa/AAA          2.53        PT                 1M Libor + [ ][3,4]              7/09
IIM-1        40,480,000                Aa2/AA          4.79        MEZ                 1M Libor + [ ][3,4]             7/09
IIM-2        29,440,000                 A2/A           4.75        MEZ                 1M Libor + [ ][3,4]             7/09
IIB          18,400,000               Baa2/BBB         4.27        SUB                 1M Libor + [ ][3,4]             7/09
--------------------------------------------------------------------------------------------------------------------------------



[1] The Certificates will be priced at 20% HEP for the fixed-rate collateral and 27% CPR for the adjustable-rate collateral.

[2]   Subject to the Group I Net WAC Cap.

[3] If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

[4]   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


-----------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

TITLE OF CERTIFICATES:  Chase Funding Mortgage Loan Asset-Backed Certificates,
                        Series 2002-2, consisting of the following offered classes: Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6 Class IM-1, Class IM-2 Class IB (the "Group I Certificates")

                                  and

                        Class IIA-1 Class IIM-1, Class IIM-2 Class IIB (the "Group II Certificates")


UNDERWRITERS:           J.P. Morgan Securities Inc. and Countrywide Securities
                        Corporation


DEPOSITOR:              Chase Funding, Inc.


SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A., and JPMorgan Chase Bank.


SERVICER:               Chase Manhattan Mortgage Corporation


TRUSTEE:                Citibank, N.A.


CUT-OFF DATE:           July 1, 2002


PRICING DATE:           On or about July [11], 2002


CLOSING DATE:           On or about July [18], 2002


DISTRIBUTION DATES:     Distribution of principal and interest on the
                        certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2002.


ERISA CONSIDERATIONS:   The offered certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:       The offered certificates will not constitute "mortgage-
                        related securities" for the purposes of SMMEA.


----------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

TAX STATUS:             For federal income tax purposes, the Trust Fund will
                        include three segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


OPTIONAL TERMINATION:   The Servicer has the option to exercise a call on each
                        loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of
                        (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                        Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.


MORTGAGE LOANS:         The mortgage pool will consist of mortgage loans
                        ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate and fixed-rate coupon group (Group II). The Mortgage Loans are secured by first and second liens on real properties.

ADMINISTRATIVE FEES:    The Servicer and Trustee will be paid fees
                        aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                        Loans.


------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
      --------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------

CREDIT ENHANCEMENT:     1) Excess interest
                        2) Over-Collateralization
                        3) Cross-Collateralization
                        4) Subordination


EXCESS INTEREST:        Excess interest cashflows from each group will be
                        available as credit enhancement for the related group.


OVER-COLLATERALIZATION: The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.75% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.50% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                        GROUP I CERTIFICATES

                        Initial:     0.75% of original balance
                        Target:      0.75% of original balance

                        Stepdown:    1.50% of current balance
                        Floor:       0.50% of original balance

                             (PRELIMINARY AND SUBJECT TO REVISION)

                        GROUP II CERTIFICATES

                        Initial:     0.50% of original balance
                        Target:      0.50% of original balance

                        Stepdown:    1.00% of current balance
                        Floor:       0.50% of original balance

                             (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:      Excess interest from each of the two loan groups, if
                        not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                    GROUP I
                                    -------


GROUP I  SUBORDINATION[1]:             (Moody's/S&P)     GROUP I (Subordination)
                                       -------------     -----------------------

                     Class IA          (Aaa/AAA)            7.50%
                     Class IM-1        (Aa2/AA)             4.50%
                     Class IM-2        (A2/A)               2.00%
                     Class IB          (Baa2/BBB)           0.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I  CLASS SIZES[1]:                (Moody's/S&P)     GROUP I (Class Sizes)
                                        -------------     ---------------------

                     Class IA          (Aaa/AAA)          92.50%
                     Class IM-1        (Aa2/AA)            3.00%
                     Class IM-2        (A2/A/A)            2.50%
                     Class IB          (Baa2/BBB)          1.25%

                      (PRELIMINARY AND SUBJECT TO REVISION)



                                    GROUP II
                                    --------


GROUP II SUBORDINATION[1]:            (Moody's/S&P)     GROUP II (Subordination)
                                      -------------     ------------------------

                    Class IIA-1       (Aaa/AAA)           12.50%
                    Class IIM-1       (Aa2/AA)             7.00%
                    Class IIM-2       (A2/A)               3.00%
                    Class IIB         (Baa2/BBB)           0.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II CLASS SIZES[1]:                (Moody's/S&P)     GROUP II (Class Sizes)
                                        -------------     ----------------------

                      Class IIA-1       (Aaa/AAA)          87.50%
                      Class IIM-1       (Aa2/AA)            5.50%
                      Class IIM-2       (A2/A)              4.00%
                      Class IIB         (Baa2/BBB)          2.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)



[1]   The subordination and class size percentages include the initial over-collateralization levels of 0.75% for Group I and 0.50% for Group II.


------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                     GROUP I

MORTGAGE LOANS*:        Fixed-rate,  first lien,  sub-prime  Mortgage Loans
                        having an aggregate stated principal balance as of the Cut-Off Date of approximately $298,010,725.


PREPAYMENT
ASSUMPTION:             The Group I Certificates will be priced at 20% HEP
                        (2.0% - 20% CPR Ramp over 10 months).


GROUP I NET WAC CAP:    The pass-through rate of each class of the Group I
                        Certificates will be subject to the "Group I Net WAC
                        Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans.
                        Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.


INTEREST ACCRUAL:       For all Group I Certificates, interest will accrue
                        during the calendar month preceding the month of distribution.


PAYMENT DELAY:          24 days.


INTEREST PAYMENT BASIS: 30/360.


COUPON STEP UP:         If the 10% clean-up call for the Group I Certificates is
                        not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                        Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $65,989,275 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2

                              GROUP I CERTIFICATES


                             CLASS              CLASS             CLASS            CLASS             CLASS            CLASS
                             IA-1               IA-2              IA-3             IA-4              IA-5             IA-6
                         ----------------------------------------------------------------------------------------------------------
OFFER SIZE ($)               105,500,000      33,500,000        65,500,000       50,000,000        48,600,000       33,600,000

EXPECTED RATINGS
MOODY'S                      Aaa              Aaa               Aaa              Aaa               Aaa              Aaa
S&P                          AAA              AAA               AAA              AAA               AAA              AAA

COUPON                      Fixed[1]         Fixed[1]          Fixed[1]         Fixed[1]         Fixed[1,2]        Fixed[1]

WEIGHTED AVERAGE LIFE        0.95             2.00             3.00              5.00             8.86              6.70
TO CALL (YRS.)[3]

WEIGHTED AVERAGE LIFE        0.95             2.00             3.00              5.00             10.85             6.70
TO MATURITY (YRS.)[3]

PAYMENT WINDOW              1-20/20          20-27/8          27-47/21          47-77/31         77-114/38         37-113/77
TO CALL (MOS.)[3]

PAYMENT WINDOW              1-20/20           20-27/8          27-47/21          47-77/31         77-233/157        37-113/77
TO MATURITY (MOS.)[3]

EXPECTED MATURITY
TO CALL[3]                   3/04              10/04            6/06              12/08            1/12              12/11

EXPECTED MATURITY
TO MATURITY [3]              3/04              10/04            6/06              12/08            12/21             12/11


LAST SCHEDULED
DISTRIBUTION DATE [4]         6/16              5/17             2/23              8/28             4/32              8/13



TABLE (CONTINUED)
                              CLASS            CLASS             CLASS
                              IM-1             IM-2              IB
                         ----------------------------------------------------
OFFER SIZE ($)              10,920,000       9,100,000         4,550,000

EXPECTED RATINGS
MOODY'S                       Aa2              A2                Baa2
S&P                           AA               A                 BBB

COUPON                      Fixed[1]          Fixed[1]          Fixed[1]

WEIGHTED AVERAGE LIFE        6.37              6.35              5.62
TO CALL (YRS.)[3]

WEIGHTED AVERAGE LIFE        6.80              6.51              5.62
TO MATURITY (YRS.)[3]

PAYMENT WINDOW             38-114/77         38-114/77        38-104/67
TO CALL (MOS.)[3]

PAYMENT WINDOW              38-162/125        38-140/103       38-104/67
TO MATURITY (MOS.)[3]

EXPECTED MATURITY
TO CALL[3]                   1/12              1/12             3/11

EXPECTED MATURITY
TO MATURITY [3]              1/16              3/14             3/11


LAST SCHEDULED
DISTRIBUTION DATE [4]        9/31              3/31             7/29



(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                    GROUP II
                                    --------


MORTGAGE LOANS*:        Adjustable-rate, first lien and fixed-rate, second
                        lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $598,659,789.


PREPAYMENT ASSUMPTION:  The Group II Certificates will be priced at 27% CPR for the adjustable-rate collateral and 20% HEP for the fixed-rate collateral.


GROUP II AVAILABLE
FUNDS CAP:              The pass-through rate of each class of the Group II
                        Certificates will be subject to the "Group II Available
                        Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.


GROUP II MAXIMUM
RATE CAP:               The pass-through rate of each class of the Group II
                        Certificates will be subject to the "Group II Maximum
                        Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II adjustable-rate Mortgage Loans and the net mortgage rates on the Group II fixed-rate
                        Mortgage Loans. Any interest shortfall due to the Group
                        II Maximum Rate Cap will not be reimbursed.


SHORTFALL
REIMBURSEMENT:          If on any Distribution Date the pass-through rate on the
                        Group II Certificates is limited by the Group II
                        Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                        (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage
                        Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.


INTEREST ACCRUAL:       For all Group II Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.


PAYMENT DELAY:          0 days


INTEREST PAYMENT BASIS: Actual/360


COUPON STEP UP:         If the 10% clean-up call for the Group II Certificates
                        is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1
                        Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.


* The mortgage pool as of the Closing Date will include approximately $137,340,211 of adjustable-rate and fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
      --------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------



                                                 CLASS                  CLASS                  CLASS                CLASS
                                                 IIA-1                  IIM-1                  IIM-2                IIB
------------------------------------------------------------------------------------------------------------------------------------
OFFER SIZE ($)                                   644,000,000            40,480,000             29,440,000           18,400,000

EXPECTED RATINGS
MOODY'S                                          Aaa                    Aa2                    A2                   Baa2
S&P                                              AAA                    AA                     A                    BBB

COUPON                                           1M Libor + [   ]       1M Libor + [   ]       1M Libor + [   ]     1M Libor + [   ]
                                                 [1,2]                  [1,3]                  [1,3]                [1,3]

WEIGHTED AVERAGE LIFE TO CALL (YRS.)[4]          2.53                   4.79                   4.75                 4.27

WEIGHTED AVERAGE LIFE TO MATURITY (YRS.)[4]      2.75                   5.22                   5.03                 4.28

PAYMENT WINDOW TO CALL (MOS.)[4]                 1 - 84/84              39 - 84/46             37 - 84/48           37 - 84/48

PAYMENT WINDOW TO MATURITY (MOS.)[4]             1 - 184/184            39 - 139/101           37 - 120/84          37 - 91/55

EXPECTED MATURITY TO CALL [4]                    7/09                   7/09                   7/09                 7/09

EXPECTED MATURITY TO MATURITY [4]                11/17                  2/14                   7/12                 2/10

LAST SCHEDULED DISTRIBUTION DATE [5]             4/32                   1/32                   10/31                2/31



(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4) The Group II Certificates will be priced at 27% CPR for the adjustable-rate collateral and 20% HEP for the fixed-rate collateral.

(5) Assumes 0% CPR, 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------


                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]



                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      [PRELIMINARY AND SUBJECT TO REVISION]




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in August 2011, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Group I Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the August 2011 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A principal cashflows.

                         CLASS IA-6  LOCKOUT PERCENTAGE

                          August 2002 -- July 2005:     0%
                          August 2005 -- July 2007:    45%
                          August 2007 -- July 2008:    80%
                          August 2008 -- July 2009:   100%
                          August 2009 -- July 2011:   300%

                      [PRELIMINARY AND SUBJECT TO REVISION]


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:


Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.


Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      [PRELIMINARY AND SUBJECT TO REVISION]





------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                        REQUIRED SUBORDINATION LEVELS*

                        Group I                     Group II
                        -------                     --------

                        Class A        15.00%       Class A     25.00%
                        Class M-1       9.00%       Class M-1   14.00%
                        Class M-2       4.00%       Class M-2    6.00%
                        Class B         1.50%       Class B      1.00%
                        *Includes overcollateralization

                                 [PRELIMINARY AND SUBJECT TO REVISION]

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET
                        IF:

                        i) The Distribution Date is on or after the August 2005 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                  [PRELIMINARY AND SUBJECT TO REVISION]

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                        For each loan group, the later of (i) the August 2005 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                        Group I Senior                   Group II Senior
                        Specified Enhancement            Specified Enhancement
                        Percentage:                      Percentage:
                        -------------------              -------------------
                        15.00%                           25.00%
                        Or                               Or
                        (6.75% + 0.75%)*2                (12.00% +0.50%)*2

                                  [PRELIMINARY AND SUBJECT TO REVISION]

PROSPECTUS:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:         The following  tables describe the mortgage loans and
                        the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:    Please call Chris Schiavone at (212) 834-5372, Peter
                        Candell at (212) 834-5511, Marty Friedman at (212)
                        834-5727, Jee Hong at (212) 834-5295, Fred Hubert at
                        (212) 834-5170, Alice Chang at (212) 834-5018, or Chance
                        Hart at (212) 834-5715.



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

J.P. MORGAN SECURITIES INC.

  ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2

                                     GROUP I

                                 SUMMARY REPORT

----------------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal                                          $298,010,725
 Balance
 Aggregate Original Principal Balance                                     $298,901,547
 Number of Mortgage Loans                                                        2,521
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                     MINIMUM                   MAXIMUM              AVERAGE (1)
                                                     -------                   -------              -----------
 Original Principal Balance                           $7,000                  $560,000                 $118,565
 Outstanding Principal Balance                        $6,878                  $558,739                 $118,211
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                     MINIMUM                   MAXIMUM     WEIGHTED AVERAGE (2)
                                                     -------                   -------     --------------------
 Original Term (mos)                                      60                       360                      290
 Stated Remaining Term (mos)                              57                       360                      288
 Expected Remaining Term (mos)                            57                       360                      287
 Loan Age (mos)                                            0                        10                        2
 Current Interest Rate                                6.000%                   14.000%                   8.101%
 Original Loan-to-Value                                6.70%                    95.00%                   70.50%
 Credit Score (3)                                        484                       816                      655
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                    EARLIEST                    LATEST
                                                    --------                    ------
 Origination Dates                                   08/2001                   06/2002
 Maturity Dates                                      04/2007                   06/2032
----------------------------------------------------------------------------------------------------------------



-------------------------------------------------------
LIEN POSITION               PERCENT OF LOAN GROUP
-------------               ---------------------
First Lien                                      100.0%
-------------------------------------------------------
-------------------------------------------------------
OCCUPANCY                   PERCENT OF LOAN GROUP
---------                   ---------------------
Owner-occupied                                   95.5%
Second Home                                       0.4%
Investment                                        4.1%
-------------------------------------------------------
-------------------------------------------------------
DOCUMENTATION               PERCENT OF LOAN GROUP
-------------               ---------------------
Full Documentation                               75.6%
24 Month Bank Statement                          12.7%
Reduced Documentation                             1.1%
Stated Income                                    10.6%
-------------------------------------------------------


-----------------------------------------------------
YEAR OF ORIGINATION            PERCENT OF LOAN GROUP
-------------------            ---------------------
2001                                            1.0%
2002                                           99.0%
-----------------------------------------------------
-----------------------------------------------------
LOAN PURPOSE                   PERCENT OF LOAN GROUP
------------                   ---------------------
Purchase                                        5.6%
Refinance - Rate/Term                          10.6%
Refinance - Cashout                            83.7%
-----------------------------------------------------
-----------------------------------------------------
PROPERTY TYPE                  PERCENT OF LOAN GROUP
-------------                  ---------------------
Single Family Detached                         85.0%
Two- to Four-family Dwelling                    6.5%
Unit
Planned Unit Development                        3.6%
Condominium                                     3.1%
Co-op                                           0.1%
Manufactured Housing                            1.7%
-----------------------------------------------------


--------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Minimum and Weighting only for loans with scores.
-------------------------------------------------------------------------------




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2

                                     GROUP I

                             CURRENT MORTGAGE RATES
                             ----------------------

                            NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
MORTGAGE RATES           MORTGAGE LOANS      BALANCE OUTSTANDING    LOAN GROUP

6.000% to 6.499%                82              $14,169,917          4.8%
6.500% to 6.999%               343               71,151,334         23.9
7.000% to 7.499%               186               26,435,817          8.9
7.500% to 7.999%               319               40,807,712         13.7
8.000% to 8.499%               245               28,068,066          9.4
8.500% to 8.999%               391               41,874,301         14.1
9.000% to 9.499%               273               23,462,732          7.9
9.500% to 9.999%               309               26,194,257          8.8
10.000% to 10.499%             134                9,657,884          3.2
10.500% to 10.999%             126                9,573,591          3.2
11.000% to 11.499%              61                3,774,137          1.3
11.500% to 11.999%              32                1,732,031          0.6
12.000% to 12.499%              10                  553,281          0.2
12.500% to 12.999%               6                  374,990          0.1
13.000% to 13.499%               1                   41,118          0.0
13.500% to 13.999%               2                  119,761          0.0
14.000% to 14.499%               1                   19,796          0.0
                             -----             ------------        -----
TOTAL:                       2,521             $298,010,725        100.0%
                             =====             ============        =====

Mortgage Rates Range is from: 6.000% to 14.000%
Weighted Average is: 8.101%



                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

REMAINING TERM       NUMBER OF        AGGREGATE PRINCIPAL   PERCENT OF
(MONTHS)          MORTGAGE LOANS      BALANCE OUTSTANDING   LOAN GROUP

49 to 60                  6                 $313,356          0.1%
61 to 72                  2                  109,072          0.0
73 to 84                  7                  338,279          0.1
85 to 96                  7                  364,678          0.1
97 to 108                 2                   67,147          0.0
109 to 120               65                5,029,852          1.7
121 to 132                1                  116,105          0.0
133 to 144                7                  479,091          0.2
145 to 156                2                  116,023          0.0
169 to 180              742               67,959,498         22.8
181 to 192                2                   86,680          0.0
193 to 204                2                  253,932          0.1
205 to 216                3                  277,495          0.1
217 to 228                1                   90,683          0.0
229 to 240              487               56,846,154         19.1
265 to 276                1                   78,700          0.0
289 to 300               16                1,954,904          0.7
301 to 312                2                  238,249          0.1
313 to 324                1                  172,499          0.1
349 to 360            1,165              163,118,328         54.7
                      -----             ------------        -----
TOTAL:                2,521             $298,010,725        100.0%
                      =====             ============        =====

Remaining Term Range is from (Months): 57 to 360
Weighted Average is (Months): 288



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2

                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE    NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP

$100,000 or Less                   1,382         $    84,147,435          28.2%
$100,001 to $150,000                 498              60,394,274          20.3
$150,001 to $200,000                 311              53,456,121          17.9
$200,001 to $250,000                 139              30,883,624          10.4
$250,001 to $300,000                  61              16,669,957           5.6
$300,001 to $350,000                  37              12,139,822           4.1
$350,001 to $400,000                  29              10,838,206           3.6
$400,001 to $450,000                  28              11,932,162           4.0
$450,001 to $500,000                  34              16,434,672           5.5
$550,001 to $600,000                   2               1,114,451           0.4
                         ---------------         ---------------   -----------
TOTAL:                             2,521         $   298,010,725         100.0%
                         ===============         ===============   ===========

Original Mortgage Loan Principal Balance Range is from: $7,000 to $560,000 Average is: $118,565



                              PRODUCT TYPE SUMMARY
                              --------------------

                           NUMBER OF        AGGREGATE PRINCIPAL      PERCENT OF
PRODUCT TYPE            MORTGAGE LOANS      BALANCE OUTSTANDING      LOAN GROUP

5 to 9 Year Fixed               24               $  1,192,533             0.4%
10 to 14 Year Fixed             75                  5,741,070             1.9
15 to 19 Year Fixed            473                 38,441,687            12.9
20 to 24 Year Fixed            488                 56,924,854            19.1
25 to 29 Year Fixed             19                  2,365,652             0.8
30 Year Fixed                1,165                163,118,328            54.7
Balloon Loan                   277                 30,226,600            10.1
                      ------------               ------------       ---------
TOTAL:                       2,521               $298,010,725           100.0%
                      ============               ============       =========



                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PREPAYMENT PENALTIES       MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

None                               287              $29,379,602          9.9%
12 Months                           78               14,015,465          4.7
24 Months                            7                  510,392          0.2
36 Months                          284               27,174,611          9.1
60 Months                        1,865              226,930,655         76.1
                                 -----             ------------        -----
TOTAL:                           2,521             $298,010,725        100.0%
                                 =====             ============        =====


The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 55 months.




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                     GROUP I

                               STATE DISTRIBUTIONS
                               -------------------

                           NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
STATES                  MORTGAGE LOANS       BALANCE OUTSTANDING     LOAN GROUP
Arizona                         45               $4,047,551              1.4%
Arkansas                        28                1,662,720              0.6
California                     346               77,003,783             25.8
Colorado                        43                7,008,609              2.4
Connecticut                     36                5,082,119              1.7
Delaware                        10                  755,771              0.3
District of Columbia             4                  308,894              0.1
Florida                        374               34,966,655             11.7
Georgia                        114               11,061,694              3.7
Hawaii                           2                  256,139              0.1
Idaho                            5                  494,756              0.2
Illinois                        80                7,975,249              2.7
Indiana                        117                7,738,377              2.6
Iowa                             2                  110,598              0.0
Kansas                          20                1,097,901              0.4
Kentucky                        13                  804,195              0.3
Louisiana                       49                4,655,681              1.6
Maine                           13                  960,885              0.3
Maryland                        31                3,576,268              1.2
Massachusetts                   55                8,557,949              2.9
Michigan                       105                9,323,033              3.1
Minnesota                       25                2,546,035              0.9
Mississippi                     38                2,324,735              0.8
Missouri                        56                4,491,780              1.5
Montana                          7                  675,721              0.2
Nebraska                         4                  223,565              0.1
Nevada                          17                1,839,817              0.6
New Hampshire                   25                3,059,438              1.0
New Jersey                     136               18,004,030              6.0
New Mexico                      11                  698,559              0.2
New York                       197               29,341,368              9.8
North Carolina                  17                1,680,654              0.6
North Dakota                     2                   79,972              0.0
Ohio                            45                3,364,635              1.1
Oklahoma                        26                1,536,449              0.5
Oregon                          15                2,278,632              0.8
Pennsylvania                    87                6,548,057              2.2
Rhode Island                     9                  996,397              0.3
South Carolina                  32                3,179,902              1.1
South Dakota                     5                  513,633              0.2
Tennessee                      100                7,282,669              2.4
Texas                           14                1,281,394              0.4
Utah                             9                  807,168              0.3
Vermont                          7                  611,514              0.2
Virginia                        67                8,419,622              2.8
Washington                      39                5,929,264              2.0
West Virginia                   10                  519,123              0.2
Wisconsin                       23                1,841,957              0.6
Wyoming                          6                  485,807              0.2
                             -----             ------------            -----
TOTAL:                       2,521             $298,010,725            100.0%
                             =====             ============            =====



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                     GROUP I

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE       NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
RATIOS                    MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

 50.00% or Less                 345              $32,783,795            11.0%
 50.01% to 55.00%               127               17,594,655             5.9
 55.01% to 60.00%               157               23,052,725             7.7
 60.01% to 65.00%               198               28,464,877             9.6
 65.01% to 70.00%               260               31,730,657            10.6
 70.01% to 75.00%               327               37,116,739            12.5
 75.01% to 80.00%               432               51,518,578            17.3
 80.01% to 85.00%               336               36,811,437            12.4
 85.01% to 90.00%               267               29,860,886            10.0
 90.01% to 95.00%                72                9,076,377             3.0
                              -----             ------------           -----
 TOTAL:                       2,521             $298,010,725           100.0%
                              =====             ============           =====

 Loan-to-Value Ratios Range is from: 6.70% to 95.00%
 Weighted Average is: 70.50%



                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

 MORTGAGE LOAN AGE            NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
      (MONTHS)             MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

           0                         88          $ 10,169,000          3.4%
           1                        859            97,973,064         32.9
           2                        877            96,521,623         32.4
           3                        661            88,527,950         29.7
           4                          4               761,448          0.3
           5                          9             1,339,646          0.4
           6                         14             1,764,564          0.6
           7                          3               312,631          0.1
           8                          2               148,326          0.0
           9                          3               426,872          0.1
          10                          1                65,599          0.0
                           ------------          ------------        -----
      TOTAL:                      2,521          $298,010,725        100.0%
                           ============          ============        =====

 Weighted Average Age (Months)  is: 2





------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                     GROUP I

                              CREDIT SCORE SUMMARY
                              --------------------

                              NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
CREDIT SCORES             MORTGAGE LOANS     BALANCE OUTSTANDING   LOAN GROUP

Not Scored                            8          $    441,013          0.1%
484 to 500                            4               292,401          0.1
501 to 550                          335            26,531,108          8.9
551 to 600                          504            46,232,119         15.5
601 to 650                          651            69,889,716         23.5
651 to 700                          563            75,351,089         25.3
701 to 750                          262            41,039,750         13.8
751 to 800                          185            36,713,156         12.3
801 to 816                            9             1,520,374          0.5
                           ------------          ------------        -----
TOTAL:                            2,521          $298,010,725        100.0%
                           ============          ============        =====

Credit Score Range is from: 484 to 816
Weighted Average (scored loans only) is: 655



                              CREDIT GRADE SUMMARY
                              --------------------

                            NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE              MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP

CMMC WHOLESALE/RETAIL
UNDERWRITING:

A Star                              445          $ 77,970,408         26.2%
A0                                  523            54,866,460         18.4
A-                                   93             7,766,531          2.6
B                                    92             6,408,570          2.2
B-                                   22             1,256,655          0.4
C                                    41             2,022,155          0.7
                           ------------          ------------         ----
SUB-TOTAL:                        1,216          $150,290,779         50.4%
                           ============          ============         ====

CMMC CALL CENTER
UNDERWRITING:

A1                                  634          $ 83,264,644         27.9%
A2                                  477            48,309,987         16.2
B1                                  147            12,634,741          4.2
B2                                   43             3,191,907          1.1
C1                                    4               318,668          0.1
                           ------------          ------------        -----
SUB-TOTAL:                        1,305          $147,719,946         49.6%
                           ============          ============        =====
TOTAL:                            2,521          $298,010,725        100.0%
                           ============          ============        =====





------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

J.P. MORGAN SECURITIES INC.

  ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                                 SUMMARY REPORT


----------------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal  Balance                                 $598,659,789
 Aggregate Original Principal Balance                                     $600,290,688
 Number of Mortgage Loans                                                        4,469
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                     MINIMUM                   MAXIMUM              AVERAGE (1)
                                                     -------                   -------              -----------
 Original Principal Balance                           $6,800                  $975,000                 $134,323
 Outstanding Principal Balance                        $6,731                  $898,725                 $133,958
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                     MINIMUM                   MAXIMUM     WEIGHTED AVERAGE (2)
                                                     -------                   -------     --------------------
 Original Term (mos)                                      60                       360                      353
 Stated Remaining Term (mos)                              58                       360                      351
 Expected Remaining Term (mos)                            42                       360                      350
 Loan Age (mos)                                            0                        10                        2
 Current Interest Rate                                6.000%                   14.625%                   8.710%
 Initial Interest Rate Cap(3)                         1.000%                    3.000%                   2.980%
 Periodic Rate Cap(3)                                 1.000%                    1.500%                   1.447%
 Gross Margin(3)                                      2.155%                    8.750%                   5.562%
 Maximum Mortgage Rate(3)                            13.000%                   20.125%                  15.609%
 Minimum Mortgage Rate(3)                             6.000%                   13.125%                   8.614%
 Months to Roll(3)                                         1                        60                       37
 Original Loan-to-Value(4)                            12.82%                   100.00%                   77.43%
 Credit Score (5)                                        489                       803                      609
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                    EARLIEST                    LATEST
                                                    --------                    ------
 Origination Dates                                   08/2001                   06/2002
 Maturity Dates                                      04/2007                   07/2032
----------------------------------------------------------------------------------------------------------------



--------------------------- ---------------------------
LIEN POSITION               PERCENT OF LOAN GROUP
-------------               ---------------------
First Lien (Adjustable                           96.1%
Rate)
Second Lien (Fixed Rate)                          3.9%
--------------------------- ---------------------------
--------------------------- ---------------------------
OCCUPANCY                   PERCENT OF LOAN GROUP
---------                   ---------------------
Owner-occupied                                   94.6%
Second Home                                       0.2%
Investment                                        5.1%
--------------------------- ---------------------------
--------------------------- ---------------------------
DOCUMENTATION               PERCENT OF LOAN GROUP
-------------               ---------------------
Full Documentation                               64.5%
24 Month Bank Statement                          12.7%
Reduced Documentation                             1.8%
Stated Income                                    21.0%
--------------------------- ---------------------------



------------------------------ ----------------------
YEAR OF ORIGINATION            PERCENT OF LOAN GROUP
-------------------            ---------------------
2001                                            1.5%
2002                                           98.5%
------------------------------ ----------------------
------------------------------ ----------------------
LOAN PURPOSE                   PERCENT OF LOAN GROUP
------------                   ---------------------
Purchase                                       23.8%
Refinance - Rate/Term                          11.8%
Refinance - Cashout                            64.4%
------------------------------ ----------------------
------------------------------ ----------------------
PROPERTY TYPE                  PERCENT OF LOAN GROUP
-------------                  ---------------------
Single Family Detached                         83.2%
Two- to Four-family Dwelling                    8.0%
Unit
Planned Unit Development                        3.6%
Condominium                                     4.3%
Co-op                                           0.1%
Manufactured Housing                            0.9%
------------------------------ ----------------------


--------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Loans only.

(4) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.

(5)  Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                             CURRENT MORTGAGE RATES
                             ----------------------

                                NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE RATES               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

6.000% to 6.499%                     56          $16,959,982            2.8%
6.500% to 6.999%                    156           33,476,691            5.6
7.000% to 7.499%                    214           39,936,003            6.7
7.500% to 7.999%                    482           87,680,631           14.6
8.000% to 8.499%                    431           68,206,005           11.4
8.500% to 8.999%                    757          106,856,369           17.8
9.000% to 9.499%                    644           82,619,988           13.8
9.500% to 9.999%                    730           87,110,365           14.6
10.000% to 10.499%                  340           33,609,433            5.6
10.500% to 10.999%                  256           22,222,138            3.7
11.000% to 11.499%                  136            7,838,958            1.3
11.500% to 11.999%                  133            6,939,316            1.2
12.000% to 12.499%                   76            2,769,892            0.5
12.500% to 12.999%                   42            1,808,294            0.3
13.000% to 13.499%                   11              417,532            0.1
13.500% to 13.999%                    3               81,820            0.0
14.000% to 14.499%                    1               63,703            0.0
14.500% to 14.999%                    1               62,668            0.0
                                  -----         ------------          -----
TOTAL:                            4,469         $598,659,789          100.0%
                                  =====         ============          =====

Mortgage Rates Range is from: 6.000% to 14.625%
Weighted Average is: 8.710%



                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

REMAINING TERM            NUMBER OF     AGGREGATE PRINCIPAL      PERCENT OF
   (MONTHS)            MORTGAGE LOANS   BALANCE OUTSTANDING      LOAN GROUP

49 to 60                          3              $58,678            0.0%
61 to 72                          3              102,677            0.0
73 to 84                          1               32,151            0.0
85 to 96                          2               50,275            0.0
109 to 120                       40            1,428,098            0.2
169 to 180                      385           15,462,191            2.6
229 to 240                      154            9,159,641            1.5
289 to 300                        2              239,641            0.0
349 to 360                    3,879          572,126,437           95.6
                              -----         ------------          -----
TOTAL:                        4,469         $598,659,789          100.0%
                              =====         ============          =====

Remaining Term Range is from (Months):  58 to 360
Weighted Average is (Months): 351


------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL
MORTGAGE LOAN               NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
PRINCIPAL BALANCES       MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

$100,000 or Less              2,028         $119,512,822           20.0%
$100,001 to $150,000            982          121,838,454           20.4
$150,001 to $200,000            609          106,209,729           17.7
$200,001 to $250,000            347           77,172,771           12.9
$250,001 to $300,000            195           53,202,991            8.9
$300,001 to $350,000            134           43,621,174            7.3
$350,001 to $400,000             67           25,306,174            4.2
$400,001 to $450,000             44           18,700,413            3.1
$450,001 to $500,000             50           24,103,896            4.0
$500,001 to $550,000              1              524,713            0.1
$600,001 to $650,000              3            1,919,461            0.3
$650,001 to $700,000              1              662,658            0.1
$700,001 to $750,000              1              723,162            0.1
$750,001 to $800,000              2            1,535,945            0.3
$800,001 to $850,000              3            2,469,623            0.4
$850,001 to $900,000              1              898,725            0.2
$950,001 to $1,000,000            1              257,076            0.0
                              -----         ------------          -----
TOTAL:                        4,469         $598,659,789          100.0%
                              =====         ============          =====

Original Mortgage Loan Principal Balance Range is from: $6,800 to $975,000 Average is: $134,323



                              PRODUCT TYPE SUMMARY
                              --------------------

                            NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
PRODUCT TYPE              MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

5 to 9 Year Fixed                   9             $243,781          0.0%
10 to 14 Year Fixed                40            1,428,098          0.2
15 to 19 Year Fixed               378           14,738,934          2.5
20 to 24 Year Fixed               135            7,139,254          1.2
Balloon Loan                        2               61,967          0.0
Six Month LIBOR Loan               13            2,700,415          0.5
1/29 LIBOR Loan                    27            5,902,102          1.0
2/28 LIBOR Loan                 1,787          252,696,315         42.2
3/27 LIBOR Loan                   710          107,979,295         18.0
5/25 LIBOR Loan                 1,368          205,769,628         34.4
                                -----         ------------        -----
TOTAL:                          4,469         $598,659,789        100.0%
                                =====         ============        =====



                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
PREPAYMENT PENALTIES    MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

None                        1,434         $195,221,486             32.6%
12 Months                      12            1,770,964              0.3
24 Months                     440           73,368,418             12.3
36 Months                   1,346          189,601,625             31.7
60 Months                   1,237          138,697,296             23.2
                            -----         ------------            -----
TOTAL:                      4,469         $598,659,789            100.0%
                            =====         ============            =====


The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 42 months.




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                               STATE DISTRIBUTIONS
                               -------------------

                 NUMBER OF           AGGREGATE PRINCIPAL           PERCENT OF
STATES        MORTGAGE LOANS         BALANCE OUTSTANDING           LOAN GROUP
Arizona                105                $11,710,617                  2.0%
Arkansas                26                  1,929,249                  0.3
California             713                147,484,548                 24.6
Colorado               161                 27,848,553                  4.7
Connecticut             63                  9,564,744                  1.6
Delaware                24                  2,887,530                  0.5
District of Columbia    17                  2,676,247                  0.4
Florida                408                 46,247,583                  7.7
Georgia                117                 11,676,344                  2.0
Hawaii                   1                    263,622                  0.0
Idaho                   12                  1,876,670                  0.3
Illinois               223                 29,034,106                  4.8
Indiana                 97                  7,744,380                  1.3
Iowa                     6                    235,409                  0.0
Kansas                  23                  1,874,934                  0.3
Kentucky                24                  1,463,083                  0.2
Louisiana               38                  3,343,539                  0.6
Maine                   18                  1,966,101                  0.3
Maryland                65                  9,023,660                  1.5
Massachusetts          123                 20,831,611                  3.5
Michigan               357                 37,690,979                  6.3
Minnesota              112                 15,246,532                  2.5
Mississippi             12                    812,437                  0.1
Missouri               253                 21,371,909                  3.6
Montana                  4                    587,574                  0.1
Nebraska                 5                    320,168                  0.1
Nevada                  42                  5,026,756                  0.8
New Hampshire           55                  7,910,479                  1.3
New Jersey             205                 32,289,819                  5.4
New Mexico              28                  3,581,332                  0.6
New York               285                 45,882,973                  7.7
North  Carolina         68                  6,512,459                  1.1
North Dakota             2                     93,820                  0.0
Ohio                   114                 10,120,666                  1.7
Oklahoma                32                  3,425,209                  0.6
Oregon                  34                  3,922,695                  0.7
Pennsylvania            69                  5,771,587                  1.0
Rhode Island            21                  2,804,445                  0.5
South Carolina          60                  5,637,604                  0.9
South Dakota             3                    244,141                  0.0
Tennessee               72                  6,814,684                  1.1
Texas                   56                  6,122,118                  1.0
Utah                    20                  2,638,478                  0.4
Vermont                 10                  1,281,490                  0.2
Virginia                71                  6,891,700                  1.2
Washington              92                 14,221,777                  2.4
West Virginia            2                    248,694                  0.0
Wisconsin              115                 11,055,845                  1.8
Wyoming                  6                    448,891                  0.1
                     -----               ------------                -----
TOTAL:               4,469               $598,659,789                100.0%
                     =====               ============                =====




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE          NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
RATIOS(1)                    MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP


50.00% or Less                      167            $19,044,239        3.2%
50.01% to 55.00%                     74             10,508,705        1.8
55.01% to 60.00%                    139             20,857,597        3.5
60.01% to 65.00%                    236             36,257,419        6.1
65.01% to 70.00%                    364             52,099,911        8.7
70.01% to 75.00%                    538             71,370,736       11.9
75.01% to 80.00%                  1,210            182,144,517       30.4
80.01% to 85.00%                    758            103,070,793       17.2
85.01% to 90.00%                    684             85,596,507       14.3
90.01% to 95.00%                    133             11,622,714        1.9
95.01% to 100.00%                   166              6,086,652        1.0
                                  -----           ------------      -----
TOTAL:                            4,469           $598,659,789      100.0%
                                  =====           ============      =====

Loan-to-Value Ratios Range is from: 12.82% to 100.00%
Weighted Average is: 77.43%
Weighted Average for the Second Lien loans is: 84.48%
Weighted Average Junior Lien Ratio for the Second Lien loans is: 24.40%
(1) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.



                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

MORTGAGE LOAN AGE            NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
 (MONTHS)                MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

0                                  66          $5,328,591            0.9%
1                               1,519         202,918,025           33.9
2                               1,553         206,375,727           34.5
3                               1,170         165,796,781           27.7
4                                  37           4,727,372            0.8
5                                  35           4,832,515            0.8
6                                  49           5,265,881            0.9
7                                  18             926,656            0.2
8                                   7             580,755            0.1
9                                  13           1,468,381            0.2
10                                  2             439,104            0.1
                                -----        ------------          -----
TOTAL:                          4,469        $598,659,789          100.0%
                                =====        ============          =====

Weighted Average Age (Months) is: 2


------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                              CREDIT SCORE SUMMARY
                              --------------------

                          NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
CREDIT SCORES          MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

Not Scored                     34           $2,535,076            0.4%
489 to 500                     17            2,419,020            0.4
501 to 550                  1,033          131,615,699           22.0
551 to 600                  1,202          158,282,301           26.4
601 to 650                  1,070          150,285,906           25.1
651 to 700                    741           96,294,701           16.1
701 to 750                    257           37,570,111            6.3
751 to 800                    113           19,280,178            3.2
801 to 803                      2              376,797            0.1
                            -----         ------------          -----
TOTAL:                      4,469         $598,659,789          100.0%
                            =====         ============          =====

Credit Score Range is from: 489 to 803
Weighted Average (scored loans only) is: 609



                              CREDIT GRADE SUMMARY
                              --------------------

                          NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE            MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP

CMMC WHOLESALE/
RETAIL UNDERWRITING:

A Star                         723         $124,697,589            20.8%
A0                           1,769          264,387,706            44.2
A-                             408           54,278,114             9.1
B                              459           55,480,668             9.3
B-                             125           16,149,890             2.7
C                              203           17,844,579             3.0
C-                               4              236,036             0.0
                             -----         ------------            ----
SUB-TOTAL:                   3,691         $533,074,581            89.0%
                             -----         ------------            ----

CMMC CALL CENTER
UNDERWRITING:

A1                             341          $19,234,062             3.2%
A2                             287           29,137,993             4.9
B1                             120           14,731,809             2.5
B2                              29            2,415,788             0.4
C1                               1               65,556             0.0
                             -----         ------------           -----
SUB-TOTAL:                     778          $65,585,208            11.0%
                             -----         ------------           -----
TOTAL:                       4,469         $598,659,789           100.0%
                             =====         ============           =====



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2

                                    GROUP II

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM          NUMBER OF     AGGREGATE PRINCIPAL       PERCENT
MORTGAGE RATES (1)      MORTGAGE LOANS  BALANCE OUTSTANDING    OF LOAN GROUP

13.000% to 13.499%             57          $17,442,582              3.0%
13.500% to 13.999%            159           34,009,943              5.9
14.000% to 14.499%            217           40,154,619              7.0
14.500% to 14.999%            473           86,815,582             15.1
15.000% to 15.499%            422           67,302,790             11.7
15.500% to 15.999%            739          106,397,845             18.5
16.000% to 16.499%            617           81,695,218             14.2
16.500% to 16.999%            688           85,010,655             14.8
17.000% to 17.499%            289           31,273,896              5.4
17.500% to 17.999%            187           19,563,040              3.4
18.000% to 18.499%             36            3,872,923              0.7
18.500% to 18.999%             14            1,212,921              0.2
19.000% to 19.499%              4              148,387              0.0
19.500% to 19.999%              2               81,800              0.0
20.000% to 20.499%              1               65,556              0.0
                            -----         ------------            -----
TOTAL:                      3,905         $575,047,756            100.0%
                            =====         ============            =====

Maximum Mortgage Rate Range is from: 13.000% to 20.125%
Weighted Average is: 15.609%

(1) Adjustable Rate Loans Only




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2
                                    GROUP II

                              NEXT ADJUSTMENT DATE
                              --------------------

NEXT ADJUSTMENT           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
DATE (1)               MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP

August 2002                     1             $103,646              0.0%
October 2002                    6            1,137,539              0.2
November 2002                   4            1,145,192              0.2
December 2002                   2              314,038              0.1
January 2003                    3              613,702              0.1
February 2003                   2              378,088              0.1
March 2003                      1              233,320              0.0
April 2003                      9            1,557,515              0.3
May 2003                        8            2,077,357              0.4
June 2003                       4            1,042,121              0.2
September 2003                  1              303,875              0.1
October 2003                    3              318,952              0.1
November 2003                   5              490,557              0.1
December 2003                   3              378,832              0.1
January 2004                   12            1,750,401              0.3
February 2004                   8            1,677,306              0.3
March 2004                      9            1,623,833              0.3
April 2004                    502           69,882,051             12.2
May 2004                      628           86,951,326             15.1
June 2004                     615           89,279,658             15.5
July 2004                       1               39,525              0.0
September 2004                  1              135,229              0.0
October 2004                    1              189,296              0.0
November 2004                   2              157,627              0.0
December 2004                   1              126,914              0.0
January 2005                    3              337,775              0.1
February 2005                   5              870,336              0.2
March 2005                     10            1,282,267              0.2
April 2005                    175           27,251,022              4.7
May 2005                      267           41,367,210              7.2
June 2005                     245           36,261,619              6.3
October 2006                    2              420,717              0.1
November 2006                   1              105,763              0.0
December 2006                   2              214,156              0.0
January 2007                    7            1,082,769              0.2
February 2007                   4              653,815              0.1
March 2007                     13            1,752,767              0.3
April 2007                    451           70,569,796             12.3
May 2007                      482           71,262,186             12.4
June 2007                     406           59,707,660             10.4
                            -----         ------------            -----
TOTAL:                      3,905         $575,047,756            100.0%
                            =====         ============            =====


(1) Adjustable rate Loans only.



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2



                        GROUP I FIXED RATE MORTGAGE LOANS


                                                                                 ORIGINAL                        MONTHS TO
                                                                              AMORTIZATION     REMAINING        PREPAYMENT
                                                             ORIGINAL TERM         TERM           TERM            PENALTY
  CURRENT BALANCE     MORTGAGE RATE     NET MORTGAGE RATE     (IN MONTHS)      (IN MONTHS)     (IN MONTHS)       EXPIRATION
  ---------------     -------------     -----------------     -----------      -----------     -----------       ----------
    $5,787,829.31         9.953%             9.443%               180              360             178               0
    $6,268,538.95         9.025%             8.515%               169              169             168               0
    $8,898,824.05         7.967%             7.457%               240              240             238               0
       $29,280.88        11.625%            11.115%               300              300             298               0
   $14,900,729.05         9.192%             8.682%               360              360             358               0
    $3,055,939.61         8.700%             8.190%               180              360             177               9
    $5,739,824.04         9.001%             8.491%               173              173             171              10
      $328,763.74         8.750%             8.240%               240              240             238              10
    $7,994,417.46         8.831%             8.321%               360              360             358              10
      $215,878.35        11.375%            10.865%               180              360             179              23
      $114,831.41         9.725%             9.215%               180              180             179              23
      $292,699.49         9.593%             9.083%               360              360             358              22
    $7,980,269.17         9.009%             8.499%               180              360             178              34
    $6,579,867.06         9.010%             8.500%               176              176             174              34
    $2,888,328.58         8.014%             7.504%               240              240             238              34
   $15,743,489.88         8.852%             8.342%               360              360             358              34
   $19,879,837.03         8.189%             7.679%               180              360             178              58
   $35,854,056.22         8.050%             7.540%               169              169             167              58
   $58,183,565.50         7.710%             7.200%               240              240             238              58
    $2,454,629.28         8.190%             7.680%               299              299             298              59
  $160,808,400.95         7.801%             7.291%               360              360             358              58




------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2



                       GROUP II FIXED RATE MORTGAGE LOANS

                                                                                   ORIGINAL                         MONTHS TO
                                                                                  AMORTIZATION     REMAINING       PREPAYMENT
                                                                 ORIGINAL TERM        TERM           TERM            PENALTY
   CURRENT BALANCE       MORTGAGE RATE     NET MORTGAGE RATE     (IN MONTHS)      (IN MONTHS)     (IN MONTHS)       EXPIRATION
   ---------------       -------------     -----------------     -----------      -----------     -----------       ----------
      $578,657.66           11.383%             10.873%              112              112             109                0
    $2,878,750.49           11.310%             10.800%              180              180             178                0
    $3,184,771.29           11.915%             11.405%              240              240             237                0
       $77,044.72           14.625%             14.115%              240              240             233                5
       $31,944.77           11.625%             11.115%              180              360             178               22
       $18,179.71           11.000%             10.490%              120              120             117               21
      $270,953.96           11.381%             10.871%              180              180             176               20
      $547,470.73           12.076%             11.566%              240              240             236               20
      $388,408.75           10.367%              9.857%              112              112             109               33
    $1,171,803.08           10.698%             10.188%              180              180             178               34
    $2,571,365.70           11.559%             11.049%              240              240             237               33
       $44,237.69           10.250%              9.740%              180              360             174               54
    $1,070,183.78           10.538%             10.028%              115              115             113               58
   $13,798,726.43           10.655%             10.145%              180              180             178               58
    $2,396,437.20           11.432%             10.922%              240              240             238               58



                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                    NET        ORIGINAL     REMAINING                 INITIAL
 CURRENT              MORTGAGE    MORTGAGE       TERM         TERM         GROSS        RATE      PERIODIC    MAXIMUM     MINIMUM
 BALANCE                RATE        RATE     (IN MONTHS)   (IN MONTHS)    MARGIN     CHANGE CAP     CAP        RATE        RATE
 -------                ----        ----     -----------   -----------    ------     ----------     ---        ----        ----
  $2,244,897.26        8.689%      8.179%        360           358        4.780%       1.000%      1.000%     14.731%     8.689%
  $5,861,101.65        9.437%      8.927%        360           358        4.530%       2.000%      1.000%     16.437%     9.437%
$140,659,668.90        9.202%      8.692%        360           358        5.542%       3.000%      1.500%     16.202%     9.202%
 $11,547,560.71        9.531%      9.021%        360           358        5.306%       3.000%      1.432%     16.531%     9.531%
 $73,052,383.59        9.053%      8.543%        360           358        5.379%       3.000%      1.452%     16.053%     9.053%
    $720,074.54        9.276%      8.766%        360           354        4.586%       1.823%      1.000%     16.099%     9.276%
    $526,056.51        9.989%      9.479%        360           356        5.580%       2.000%      1.000%     16.989%     9.989%
    $854,069.52        9.153%      8.643%        360           356        4.657%       3.000%      1.500%     16.153%     9.153%
 $87,428,136.07        8.710%      8.200%        360           358        6.009%       3.000%      1.500%     15.710%     8.712%
  $1,161,750.57        9.012%      8.502%        360           358        5.094%       3.000%      1.500%     16.012%     9.012%
    $741,634.87        8.659%      8.149%        360           358        7.083%       3.000%      1.500%     15.659%     8.659%
    $947,603.00        8.609%      8.099%        360           358        4.193%       1.000%      1.000%     14.609%     8.609%
    $114,468.92        9.942%      9.432%        360           358        3.933%       2.000%      1.000%     16.942%     9.942%
 $63,390,999.49        8.665%      8.155%        360           358        5.718%       3.000%      1.500%     15.665%     8.665%
$116,680,973.08        8.341%      7.831%        360           358        5.755%       3.000%      1.494%     15.341%     8.342%
 $47,833,040.66        8.040%      7.530%        359           357        5.469%       3.000%      1.450%     15.040%     8.040%
    $161,842.70       10.000%      9.490%        360           354        4.750%       2.000%      1.000%     17.000%    10.000%
 $18,335,207.23        8.944%      8.434%        360           358        5.767%       3.000%      1.500%     15.944%     8.944%
  $3,360,842.09        8.585%      8.075%        357           355        4.801%       3.000%      1.193%     15.585%     8.585%
$131,348,752.66        7.919%      7.409%        357           355        5.269%       3.000%      1.320%     14.919%     7.919%


TABLE (CONTINUED)

                                   NUMBER OF
                      RATE        MONTHS UNTIL                      MONTHS TO
                      CHANGE       NEXT RATE                       PREPAYMENT
 CURRENT            FREQUENCY     ADJUSTMENT                         PENALTY
 BALANCE           (IN MONTHS)       DATE           INDEX          EXPIRATION
 -------           -----------       ----           -----          ----------
  $2,244,897.26         6              4         6 Mo. LIBOR            0
  $5,861,101.65         6             10         6 Mo. LIBOR            0
$140,659,668.90         6             22         6 Mo. LIBOR            0
 $11,547,560.71         6             34         6 Mo. LIBOR            0
 $73,052,383.59         6             58         6 Mo. LIBOR            0
    $720,074.54         6              5         6 Mo. LIBOR            6
    $526,056.51         6              8         6 Mo. LIBOR            8
    $854,069.52         6             20         6 Mo. LIBOR            8
 $87,428,136.07         6             22         6 Mo. LIBOR           22
  $1,161,750.57         6             34         6 Mo. LIBOR           22
    $741,634.87         6             58         6 Mo. LIBOR           22
    $947,603.00         6              4         6 Mo. LIBOR           34
    $114,468.92         6             10         6 Mo. LIBOR           34
 $63,390,999.49         6             22         6 Mo. LIBOR           34
$116,680,973.08         6             34         6 Mo. LIBOR           34
 $47,833,040.66         6             58         6 Mo. LIBOR           34
    $161,842.70         6              6         6 Mo. LIBOR           54
 $18,335,207.23         6             22         6 Mo. LIBOR           58
  $3,360,842.09         6             34         6 Mo. LIBOR           58
$131,348,752.66         6             58         6 Mo. LIBOR           58


------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                     --------------------------------------


------------------------------------------------------------
       PAYMENT       AVAILABLE FUNDS        AVAILABLE FUNDS
          DATE           CAP (1) (2)            CAP (1) (3)
       8/25/02                8.241%                 8.241%
       9/25/02                8.245%                 8.245%
      10/25/02                8.248%                 8.248%
      11/25/02                8.251%                 8.251%
      12/25/02                8.254%                 8.258%
       1/25/03                8.256%                 8.262%
       2/25/03                8.259%                 8.265%
       3/25/03                8.261%                 8.268%
       4/25/03                8.264%                 8.272%
       5/25/03                8.266%                 8.274%
       6/25/03                8.269%                 8.297%
       7/25/03                8.271%                 8.301%
       8/25/03                8.274%                 8.304%
       9/25/03                8.276%                 8.306%
      10/25/03                8.279%                 8.310%
      11/25/03                8.282%                 8.312%
      12/25/03                8.284%                 8.328%
       1/25/04                8.287%                 8.332%
       2/25/04                8.290%                 8.335%
       3/25/04                8.293%                 8.338%
       4/25/04                8.296%                 8.345%
       5/25/04                8.299%                 8.348%
       6/25/04                8.302%                 9.639%
       7/25/04                8.305%                 9.644%
       8/25/04                8.309%                 9.648%
       9/25/04                8.312%                 9.652%
      10/25/04                8.315%                 9.659%
      11/25/04                8.319%                 9.664%
      12/25/04                8.322%                10.321%
       1/25/05                8.326%                10.327%
------------------------------------------------------------


------------------------------------------------------------
       PAYMENT       AVAILABLE FUNDS        AVAILABLE FUNDS
          DATE           CAP (1) (2)            CAP (1) (3)
       2/25/05                8.329%                10.332%
       3/25/05                8.333%                10.337%
       4/25/05                8.337%                10.345%
       5/25/05                8.341%                10.351%
       6/25/05                8.345%                11.562%
       7/25/05                8.349%                11.570%
       8/25/05                8.353%                11.577%
       9/25/05                8.357%                11.584%
      10/25/05                8.362%                11.593%
      11/25/05                8.366%                11.600%
      12/25/05                8.371%                12.319%
       1/25/06                8.375%                12.328%
       2/25/06                8.380%                12.336%
       3/25/06                8.385%                12.344%
       4/25/06                8.390%                12.353%
       5/25/06                8.395%                12.362%
       6/25/06                8.400%                12.646%
       7/25/06                8.406%                12.655%
       8/25/06                8.411%                12.665%
       9/25/06                8.417%                12.675%
      10/25/06                8.423%                12.685%
      11/25/06                8.429%                12.696%
      12/25/06                8.435%                12.898%
       1/25/07                8.441%                12.909%
       2/25/07                8.447%                12.921%
       3/25/07                8.454%                12.933%
       4/25/07                8.460%                12.945%
       5/25/07                8.467%                12.957%
       6/25/07                8.475%                13.940%
       7/25/07                8.482%                13.951%
------------------------------------------------------------


------------------------------------------------------------
       PAYMENT       AVAILABLE FUNDS        AVAILABLE FUNDS
          DATE           CAP (1) (2)            CAP (1) (3)
       8/25/07                8.489%                13.962%
       9/25/07                8.497%                13.974%
      10/25/07                8.504%                13.986%
      11/25/07                8.512%                13.998%
      12/25/07                8.520%                14.457%
       1/25/08                8.529%                14.469%
       2/25/08                8.537%                14.482%
       3/25/08                8.546%                14.495%
       4/25/08                8.555%                14.509%
       5/25/08                8.565%                14.523%
       6/25/08                8.574%                14.982%
       7/25/08                8.584%                14.996%
       8/25/08                8.594%                15.011%
       9/25/08                8.605%                15.027%
      10/25/08                8.615%                15.042%
      11/25/08                8.626%                15.059%
      12/25/08                8.638%                15.457%
       1/25/09                8.649%                15.474%
       2/25/09                8.661%                15.492%
       3/25/09                8.673%                15.510%
       4/25/09                8.686%                15.529%
       5/25/09                8.699%                15.549%
       6/25/09                8.712%                15.574%
       7/25/09                8.726%                15.595%






------------------------------------------------------------


(1) Available Funds Cap = 12 * (Total scheduled interest due on the Group II Mortgage Loans based on the net Mortgage Rates in effect on the related Due Date) / (Aggregate Certificate Principal Balance of the Group II Certificates as of the first day of the applicable Accrual Period).

(2) Assumes no losses, 10% cleanup call, 27% CPR on the Group II adjustable-rate collateral and 20% HEP on the Group II fixed-rate collateral, and 6 month LIBOR remain constant at 1.95%.

(3) Assumes no losses, 10% cleanup call, 27% CPR on the Group II adjustable-rate collateral and 20% HEP on the Group II fixed-rate collateral, and 6 month LIBOR remain constant at 20.00%.



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                              PRICE/CBE YIELD TABLE (TO 10% CALL)
                                              -----------------------------------

                                                          CLASS IA-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               2.909%            2.758%            2.727%            2.658%            2.599%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  7.88              1.12              0.95              0.71              0.59
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              6.75              1.08              0.92              0.70              0.57
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-02         August-02         August-02         August-02         August-02
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                 June-16          August-04         March-04        September-03         June-03
--------------------------------------------------------------------------------------------------------------------


                                                          CLASS IA-2

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               3.666%            3.581%            3.560%            3.508%            3.458%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  14.68             2.43              2.00              1.41              1.10
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              11.18             2.29              1.90              1.35              1.06
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-16          August-04         March-04        September-03         June-03
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                 May-17           April-05         October-04        February-04       October-03
--------------------------------------------------------------------------------------------------------------------


                                                          CLASS IA-3

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               4.295%            4.234%            4.215%            4.169%            4.123%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  17.46             3.72              3.00              2.03              1.54
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              12.05             3.37              2.76              1.91              1.46
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 May-17           April-05         October-04        February-04       October-03
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               February-23         May-07            June-06         January-05          May-04
--------------------------------------------------------------------------------------------------------------------


                                                          CLASS IA-4

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               5.129%            5.091%            5.076%            5.034%            4.989%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  23.57             6.50              5.00              3.11              2.22
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              13.43             5.39              4.31              2.81              2.05
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY               February-23         May-07            June-06         January-05          May-04
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                August-28          July-11         December-08         June-06         February-05
--------------------------------------------------------------------------------------------------------------------


                                                          CLASS IA-5

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               6.065%            6.046%            6.036%            6.006%            5.965%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  27.35             11.20             8.86              5.37              3.49
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              13.11             7.94              6.68              4.45              3.06
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-28          July-11         December-08         June-06         February-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               February-30       February-14       January-12        December-08        March-07
--------------------------------------------------------------------------------------------------------------------



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                                 PRICE/CBE YIELD TABLE (TO 10% CALL)
                                                 -----------------------------------

                                                           CLASS IA-6

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               5.441%            5.427%            5.425%            5.415%            5.400%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  9.38              6.98              6.70              5.64              4.53
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              7.15              5.62              5.43              4.73              3.92
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-05         August-05         August-05        October-05        January-06
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                August-13        January-12        December-11       December-08        March-07
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IM-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               5.951%            5.917%            5.906%            5.880%            5.863%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  22.70             7.79              6.37              4.47              3.75
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              12.08             5.96              5.08              3.79              3.27
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-17          May-06         September-05      September-05       October-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               February-30       February-14       January-12        December-08        March-07
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IM-2

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               6.347%            6.312%            6.299%            6.271%            6.251%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  22.68             7.76              6.35              4.43              3.65
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              11.66             5.85              5.00              3.73              3.17
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-17          May-06         September-05        August-05       September-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               February-30       February-14       January-12        December-08        March-07
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IB

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               6.489%            6.447%            6.433%            6.399%            6.378%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  21.76             6.89              5.62              3.92              3.28
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              11.33             5.35              4.55              3.36              2.88
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-17          May-06         September-05        August-05         August-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                 July-29         February-13        March-11           May-08          October-06
--------------------------------------------------------------------------------------------------------------------

------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                                 DISCOUNT MARGIN TABLE (TO 10% CALL)
                                                 -----------------------------------

                                                           CLASS IIA-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               0.250%            0.250%            0.250%            0.250%            0.250%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  16.75             3.21              2.53              1.49              0.97
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-02         August-02         August-02         August-02         August-02
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               October-30          May-11            July-09         December-06        April-05
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IIM-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               0.630%            0.630%            0.630%            0.630%            0.630%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  25.04             5.83              4.79              4.01              2.96
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-21          August-05        October-05        January-06         April-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               October-30          May-11            July-09         December-06         July-05
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IIM-2

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               1.100%            1.100%            1.100%            1.100%            1.100%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  25.04             5.83              4.75              3.67              3.02
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-21          August-05         August-05        October-05          July-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               October-30          May-11            July-09         December-06         July-05
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IIB

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               1.750%            1.750%            1.750%            1.750%            1.750%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  24.40             5.22              4.27              3.34              3.02
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-21          August-05         August-05         August-05          July-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               October-30          May-11            July-09         December-06         July-05
--------------------------------------------------------------------------------------------------------------------

------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                              PRICE/CBE YIELD TABLE (TO MATURITY)
                                              -----------------------------------

                                                           CLASS IA-5

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               6.071%            6.103%            6.107%            6.076%            5.971%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  28.10             13.38             10.85             6.37              3.53
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              13.25             8.86              7.64              5.05              3.09
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-28          July-11         December-08         June-06         February-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                April-32           June-25         December-21         May-16           April-08
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IA-6

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               5.441%            5.427%            5.425%            5.421%            5.419%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  9.38              6.98              6.70              6.23              5.97
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              7.15              5.62              5.43              5.12              4.94
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-05         August-05         August-05        October-05        January-06
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                August-13        January-12        December-11       November-11      September-12
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IM-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               5.951%            5.919%            5.909%            5.884%            5.868%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  22.90             8.24              6.80              4.75              3.96
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              12.12             6.17              5.30              3.98              3.42
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-17          May-06         September-05      September-05       October-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY              September-31        March-18         January-16       September-11        March-09
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IM-2

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               6.347%            6.313%            6.301%            6.273%            6.253%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  22.78             7.94              6.51              4.53              3.73
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              11.67             5.93              5.09              3.79              3.22
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-17          May-06         September-05        August-05       September-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                March-31           July-16          March-14           June-10          April-08
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IB

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               6.489%            6.447%            6.433%            6.399%            6.378%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  21.76             6.89              5.62              3.92              3.28
--------------------------------------------------------------------------------------------------------------------
 MODIFIED DURATION              11.33             5.35              4.55              3.36              2.88
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-17          May-06         September-05        August-05         August-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                 July-29         February-13        March-11           May-08          October-06
--------------------------------------------------------------------------------------------------------------------



------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                                              DISCOUNT MARGIN TABLE (TO MATURITY)
                                              -----------------------------------

                                                           CLASS IIA-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               0.251%            0.266%            0.268%            0.270%            0.250%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  16.82             3.48              2.75              1.64              0.97
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                August-02         August-02         August-02         August-02         August-02
--------------------------------------------------------------------------------------------------------------------
      LAST PAY                April-32           July-21         November-17         July-12          April-05
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IIM-1

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               0.631%            0.651%            0.653%            0.649%            0.715%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  25.19             6.34              5.22              4.29              4.14
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-21          August-05        October-05        January-06         April-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               January-32        October-16        February-14       December-09         June-09
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IIM-2

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               1.102%            1.124%            1.126%            1.123%            1.217%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  25.16             6.15              5.03              3.85              3.89
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-21          August-05         August-05        October-05        December-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               October-31        December-14         July-12         November-08       December-06
--------------------------------------------------------------------------------------------------------------------


                                                           CLASS IIB

--------------------------------------------------------------------------------------------------------------------
  PREPAYMENT SPEED               0%                80%              100%              150%              200%
--------------------------------------------------------------------------------------------------------------------
    100-00 Price               1.750%            1.752%            1.752%            1.752%            1.808%
--------------------------------------------------------------------------------------------------------------------
      AVG LIFE                  24.40             5.23              4.28              3.34              3.24
--------------------------------------------------------------------------------------------------------------------
     FIRST PAY                 June-21          August-05         August-05         August-05         August-05
--------------------------------------------------------------------------------------------------------------------
      LAST PAY               February-31       January-12        February-10        April-07         December-05
--------------------------------------------------------------------------------------------------------------------

------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN GRAPHIC]

                    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-2

                           $1,093,590,000(APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                  CFAB 2002-2
                                         DM Yield Table (To 10% Call)
                                                  Class IIA1

1-Month LIBOR Increases       Prepayment Speed (%PPM)        100%              80%              150%
                              100-00 Price                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Increases       Prepayment Speed (%PPM)        100%              80%              150%
                              100-00 Price                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Increases       Prepayment Speed (%PPM)        100%              80%              150%
                              100-00 Price                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Increases       Prepayment Speed (%PPM)        100%              80%              150%
                              100-00 Price                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Decreases       Prepayment Speed (%PPM)        100%              80%              150%
(subject to 0% minimum 1      100-00RPrice                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Decreases       Prepayment Speed (%PPM)        100%              80%              150%
(subject to 0% minimum 1      100-00RPrice                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Decreases       Prepayment Speed (%PPM)        100%              80%              150%
(subject to 0% minimum 1      100-00RPrice                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Decreases       Prepayment Speed (%PPM)        100%              80%              150%
(subject to 0% minimum 1      100-00RPrice                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06

1-Month LIBOR Decreases       Prepayment Speed (%PPM)        100%              80%              150%
(subject to 0% minimum 1      100-00RPrice                  0.2500%           0.250%           0.250%
                              AVERAGE LIFE (years)           2.53              3.21             1.49
                              FIRST PAY                    August-02        August-02         August-02
                              LAST PAY                      July-09           May-11         December-06



                    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
                           CERTIFICATES, SERIES 2002-2

                          $1,093,590,000 (APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                      Note: 100 % PPM = 20% HEP CFAB 2002-2

                          Expected Certificate Balance

       -------------------------- Class IA1------------------------------

     PAYMENT
        DATE    75% PPM       100% PPM      125% PPM       150% PPM
        ----    -------       --------      --------       --------
Closing Date      105,500,000   105,500,000    105,500,000   105,500,000
   25-Aug-02      103,659,086   103,184,276    102,702,479   102,213,476
   25-Sep-02      101,348,911   100,236,385     99,105,774    97,956,399
   25-Oct-02       98,570,975    96,658,036     94,711,501    92,729,874
   25-Nov-02       95,328,575    92,454,147     89,526,322    86,542,323
   25-Dec-02       91,626,822    87,632,914     83,562,101    79,409,750
   25-Jan-03       87,472,660    82,205,856     76,836,001    71,355,939
   25-Feb-03       82,874,867    76,187,838     69,370,538    62,412,566
   25-Mar-03       77,848,220    69,602,815     61,201,057    52,628,574
   25-Apr-03       72,879,992    63,127,342     53,210,390    43,113,025
   25-May-03       67,981,612    56,776,252     45,416,149    33,885,329
   25-Jun-03       63,152,119    50,547,193     37,813,557    24,936,847
   25-Jul-03       58,390,566    44,437,858     30,397,955    16,259,197
   25-Aug-03       53,696,019    38,445,982     23,164,796     7,844,250
   25-Sep-03       49,067,556    32,569,344     16,109,642             -
   25-Oct-03       44,504,270    26,805,763      9,228,161             -
   25-Nov-03       40,005,262    21,153,100      2,516,129             -
   25-Dec-03       35,569,648    15,609,255               -            -
   25-Jan-04       31,196,557    10,172,168               -            -
   25-Feb-04       26,885,127     4,839,817               -            -
   25-Mar-04       22,634,510             -               -            -
   25-Apr-04       18,443,869             -               -            -
   25-May-04       14,312,378             -               -            -
   25-Jun-04       10,239,221             -               -            -
   25-Jul-04        6,223,597             -               -            -
   25-Aug-04        2,264,711             -               -            -
   25-Sep-04                -             -               -            -
   25-Oct-04                -             -               -            -
   25-Nov-04                -             -               -            -

                    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-2

                          $1,093,590,000 (APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


                              100% PPM
                Regular         IA1
Monthly      Distribution    Certificate
 Period         Date          Balance
----------------------------------------

 0          18-Jul-02    105,500,000.00
 1          25-Aug-02    103,184,275.61
 2          25-Sep-02    100,236,385.19
 3          25-Oct-02     96,658,036.34
 4          25-Nov-02     92,454,146.89
 5          25-Dec-02     87,632,913.52
 6          25-Jan-03     82,205,856.43
 7          25-Feb-03     76,187,838.40
 8          25-Mar-03     69,602,814.50
 9          25-Apr-03     63,127,341.62
10          25-May-03     56,776,251.64
11          25-Jun-03     50,547,192.96
12          25-Jul-03     44,437,858.00
13          25-Aug-03     38,445,982.41
14          25-Sep-03     32,569,344.25
15          25-Oct-03     26,805,763.20
16          25-Nov-03     21,153,099.78
17          25-Dec-03     15,609,254.61
18          25-Jan-04     10,172,167.62
19          25-Feb-04      4,839,817.38
20          25-Mar-04              0.00

                    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-2

                          $1,093,590,000 (APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


    CALL DATE=           25-JUL-09

                          REGULAR               IIA1
      MONTHLY          DISTRIBUTION         CERTIFICATE
      PERIOD               DATE               BALANCE
-------------------------------------------------------------
           0           18-Jul-02       644,000,000.00
           1           25-Aug-02       624,712,174.90
           2           25-Sep-02       605,881,865.93
           3           25-Oct-02       587,496,007.09
           4           25-Nov-02       569,542,297.26
           5           25-Dec-02       552,008,972.31
           6           25-Jan-03       534,884,779.20
           7           25-Feb-03       518,160,599.67
           8           25-Mar-03       501,838,871.17
           9           25-Apr-03       485,948,826.97
          10           25-May-03       470,479,124.00
          11           25-Jun-03       455,418,715.97
          12           25-Jul-03       440,756,845.67
          13           25-Aug-03       426,483,037.42
          14           25-Sep-03       412,587,089.70
          15           25-Oct-03       399,059,068.02
          16           25-Nov-03       385,889,297.96
          17           25-Dec-03       373,068,358.35
          18           25-Jan-04       360,587,074.67
          19           25-Feb-04       348,436,512.64
          20           25-Mar-04       336,607,971.91
          21           25-Apr-04       325,092,979.99
          22           25-May-04       313,883,286.25
          23           25-Jun-04       302,970,868.80
          24           25-Jul-04       292,347,890.35
          25           25-Aug-04       282,006,731.85
          26           25-Sep-04       271,939,973.82
          27           25-Oct-04       262,140,391.21
          28           25-Nov-04       252,600,948.27
          29           25-Dec-04       243,314,793.63
          30           25-Jan-05       234,275,255.48
          31           25-Feb-05       225,475,836.89
          32           25-Mar-05       216,910,211.21
          33           25-Apr-05       208,572,217.65
          34           25-May-05       200,455,856.96
          35           25-Jun-05       192,555,293.89
          36           25-Jul-05       184,864,832.61
          37           25-Aug-05       184,864,832.61
          38           25-Sep-05       184,864,832.61
          39           25-Oct-05       184,864,832.61
          40           25-Nov-05       184,864,832.61
          41           25-Dec-05       181,031,380.08
          42           25-Jan-06       176,125,459.35
          43           25-Feb-06       171,350,223.30
          44           25-Mar-06       166,702,222.75
          45           25-Apr-06       162,178,099.01
          46           25-May-06       157,774,581.56
          47           25-Jun-06       153,488,485.73
          48           25-Jul-06       149,316,710.48
          49           25-Aug-06       145,256,236.16
          50           25-Sep-06       141,304,122.42
          51           25-Oct-06       137,457,506.13
          52           25-Nov-06       133,713,599.37
          53           25-Dec-06       130,069,687.42
          54           25-Jan-07       126,523,126.91
          55           25-Feb-07       123,071,343.89
          56           25-Mar-07       119,711,832.04
          57           25-Apr-07       116,442,150.94
          58           25-May-07       113,259,924.26
          59           25-Jun-07       110,162,844.59
          60           25-Jul-07       107,148,652.16
          61           25-Aug-07       104,215,153.18
          62           25-Sep-07       101,360,211.54
          63           25-Oct-07        98,581,747.33
          64           25-Nov-07        95,877,735.32
          65           25-Dec-07        93,246,203.54
          66           25-Jan-08        90,685,231.91
          67           25-Feb-08        88,192,950.85
          68           25-Mar-08        85,767,539.99
          69           25-Apr-08        83,407,226.85
          70           25-May-08        81,110,285.60
          71           25-Jun-08        78,875,035.85
          72           25-Jul-08        76,699,841.42
          73           25-Aug-08        74,583,109.22
          74           25-Sep-08        72,523,288.13
          75           25-Oct-08        70,518,867.84
          76           25-Nov-08        68,568,377.85
          77           25-Dec-08        66,670,386.38
          78           25-Jan-09        64,823,499.38
          79           25-Feb-09        63,026,359.51
          80           25-Mar-09        61,277,645.24
          81           25-Apr-09        59,576,069.82
          82           25-May-09        57,920,380.46
          83           25-Jun-09        56,309,357.37
          84           25-Jul-09        54,741,812.94
          85           25-Aug-09        53,216,590.86
          86           25-Sep-09        51,732,565.34
          87           25-Oct-09        50,288,640.26
          88           25-Nov-09        48,883,748.44
          89           25-Dec-09        47,516,850.85
          90           25-Jan-10        46,186,935.86
          91           25-Feb-10        44,893,018.58
          92           25-Mar-10        43,634,140.08
          93           25-Apr-10        42,409,366.77
          94           25-May-10        41,217,789.71
          95           25-Jun-10        40,058,523.94
          96           25-Jul-10        38,930,707.92
          97           25-Aug-10        37,833,502.83
          98           25-Sep-10        36,766,092.02
          99           25-Oct-10        35,727,680.43
         100           25-Nov-10        34,717,494.02
         101           25-Dec-10        33,734,779.20
         102           25-Jan-11        32,778,802.30
         103           25-Feb-11        31,848,849.05
         104           25-Mar-11        30,944,224.09
         105           25-Apr-11        30,064,250.43
         106           25-May-11        29,208,269.00
         107           25-Jun-11        28,375,638.18
         108           25-Jul-11        27,565,733.31
         109           25-Aug-11        26,777,946.28
         110           25-Sep-11        26,013,106.18
         111           25-Oct-11        25,269,175.97
         112           25-Nov-11        24,545,595.44
         113           25-Dec-11        23,841,819.19
         114           25-Jan-12        23,158,740.62
         115           25-Feb-12        22,494,378.36
         116           25-Mar-12        21,848,230.17
         117           25-Apr-12        21,219,807.11
         118           25-May-12        20,608,655.32
         119           25-Jun-12        20,014,288.75
         120           25-Jul-12        19,436,256.35
         121           25-Aug-12        18,874,119.11
         122           25-Sep-12        18,327,449.61
         123           25-Oct-12        17,795,831.84
         124           25-Nov-12        17,278,860.81
         125           25-Dec-12        16,776,142.30
         126           25-Jan-13        16,287,292.57
         127           25-Feb-13        15,811,938.07
         128           25-Mar-13        15,349,715.21
         129           25-Apr-13        14,900,270.04
         130           25-May-13        14,463,258.04
         131           25-Jun-13        14,038,343.85
         132           25-Jul-13        13,625,201.05
         133           25-Aug-13        13,223,511.88
         134           25-Sep-13        12,832,967.06
         135           25-Oct-13        12,453,265.55
         136           25-Nov-13        12,084,114.33
         137           25-Dec-13        11,725,228.16
         138           25-Jan-14        11,376,329.43
         139           25-Feb-14        11,036,197.22
         140           25-Mar-14        10,596,560.81
         141           25-Apr-14        10,169,188.66
         142           25-May-14         9,753,748.55
         143           25-Jun-14         9,349,917.11
         144           25-Jul-14         8,957,379.61
         145           25-Aug-14         8,575,829.70
         146           25-Sep-14         8,204,969.23
         147           25-Oct-14         7,844,508.01
         148           25-Nov-14         7,494,163.59
         149           25-Dec-14         7,153,661.09
         150           25-Jan-15         6,822,732.96
         151           25-Feb-15         6,501,118.81
         152           25-Mar-15         6,188,565.19
         153           25-Apr-15         5,884,825.47
         154           25-May-15         5,589,659.60
         155           25-Jun-15         5,302,833.94
         156           25-Jul-15         5,024,121.12
         157           25-Aug-15         4,753,299.87
         158           25-Sep-15         4,490,154.83
         159           25-Oct-15         4,234,476.40
         160           25-Nov-15         3,986,060.63
         161           25-Dec-15         3,747,591.54
         162           25-Jan-16         3,515,865.12
         163           25-Feb-16         3,290,697.72
         164           25-Mar-16         3,071,910.56
         165           25-Apr-16         2,859,329.67
         166           25-May-16         2,652,785.73
         167           25-Jun-16         2,452,113.97
         168           25-Jul-16         2,257,154.01
         169           25-Aug-16         2,067,749.77
         170           25-Sep-16         1,883,749.38
         171           25-Oct-16         1,705,005.00
         172           25-Nov-16         1,531,372.80
         173           25-Dec-16         1,362,712.76
         174           25-Jan-17         1,197,436.73
         175           25-Feb-17         1,038,346.09
         176           25-Mar-17           883,829.18
         177           25-Apr-17           733,882.06
         178           25-May-17           587,209.22
         179           25-Jun-17           464,919.23
         180           25-Jul-17           345,982.42
         181           25-Aug-17           230,308.76
         182           25-Sep-17           117,810.61
         183           25-Oct-17             8,402.66
         184           25-Nov-17                 0.00

                    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-2

                          $1,093,590,000 (APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                      CFAB 2002-2
                                      DM Yield Table (To 10% Call)
                                                  Class IIA1


1-Month LIBOR Increases 25 bp         Prepayment Speed (%PPM)            100%
                                                                         ----
                                      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Increases 50 bp         Prepayment Speed (%PPM)            100%
                                                                         ----
                                      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Increases 100 bp        Prepayment Speed (%PPM)            100%
                                                                         ----
                                      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Increases 150 bp        Prepayment Speed (%PPM)            100%
                                                                         ----
                                      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Decreases 300 bp        Prepayment Speed (%PPM)            100%
                                                                         ----
(subject to 0% minimum 1M LIBOR)      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Decreases 200 bp        Prepayment Speed (%PPM)            100%
                                                                         ----
(subject to 0% minimum 1M LIBOR)      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Decreases 100 bp        Prepayment Speed (%PPM)            100%
                                                                         ----
(subject to 0% minimum 1M LIBOR)      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Decreases 50 bp         Prepayment Speed (%PPM)            100%
                                                                         ----
(subject to 0% minimum 1M LIBOR)      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

1-Month LIBOR Decreases 25 bp         Prepayment Speed (%PPM)            100%
                                                                         ----
(subject to 0% minimum 1M LIBOR)      100-00 Price                      0.2500%
                                      AVERAGE LIFE (years)               2.53
                                      FIRST PAY                        August-02
                                      LAST PAY                          July-09

                    CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2002-2

                          $1,093,590,000 (APPROXIMATE)
                               Subject to Revision

                     July 10, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                     Yield to Maturity Table (to Call)




Settlement Date...........................   18-Jul-02
Pricing Date..............................   11-Jul-02
Next Payment Date.........................   25-Aug-02
Accrued Interest Date.....................   01-Jul-02
Accrued Interest (per $100 face)..........    0.162019
Day Count (1=act/360)                            0
Day Count.................................     30/360


Certificate Face Amount...................  33,500,000.00
Certificate Factor .......................    1.000000
Pass-Through Rate.........................    3.4310%
Repurchase Option %.......................     10.00%
Payment Delay (days)......................       24
Accrued Interest Days....................        17
Pass-Through Rate Step-Up................      0.000%



             Price          32nds               50%                200%
             -----          -----               ---                ----

           99.750000         24                3.462%             3.476%
           99.765625         24+               3.457%             3.461%
           99.781250         25                3.453%             3.446%
           99.796875         25+               3.448%             3.432%
           99.812500         26                3.443%             3.417%
           99.828125         26+               3.439%             3.402%
           99.843750         27                3.434%             3.387%
           99.859375         27+               3.429%             3.373%

           99.875000         28                3.425%             3.358%
           99.890625         28+               3.420%             3.343%
           99.906250         29                3.416%             3.328%
           99.921875         29+               3.411%             3.314%
           99.937500         30                3.406%             3.299%
           99.953125         30+               3.402%             3.284%
           99.968750         31                3.397%             3.269%
           99.984375         31+               3.392%             3.255%

          100.000000          0                3.388%             3.240%
          100.015625         0+                3.383%             3.225%
          100.031250          1                3.378%             3.211%
          100.046875         1+                3.374%             3.196%
          100.062500          2                3.369%             3.181%
          100.078125         2+                3.365%             3.167%
          100.093750          3                3.360%             3.152%
          100.109375         3+                3.355%             3.137%

          100.125000          4                3.351%             3.122%
          100.140625         4+                3.346%             3.108%
          100.156250          5                3.341%             3.093%
          100.171875         5+                3.337%             3.078%
          100.187500          6                3.332%             3.064%
          100.203125         6+                3.327%             3.049%
          100.218750          7                3.323%             3.034%
          100.234375         7+                3.318%             3.020%


Weighted Average Life.................          3.63               1.10
Modified Duration @ $100..............          3.36               1.06
First Principal Payment...............        July-05             June-03
Last Principal Payment................       October-06         October-03